MFS-REGISTERED TRADEMARK- EMERGING GROWTH
SERIES
MFS-REGISTERED TRADEMARK- RESEARCH SERIES
MFS-REGISTERED TRADEMARK- TOTAL RETURN
SERIES
MFS-REGISTERED TRADEMARK- UTILITIES SERIES
MFS-REGISTERED TRADEMARK- WORLD
GOVERNMENTS SERIES                          PROSPECTUS
MFS-REGISTERED TRADEMARK- BOND SERIES       May 1, 1997

--------------------------------------------------------------------------------

MFS-Registered Trademark- VARIABLE INSURANCE TRUST-SM-

MFS Variable Insurance Trust (the "Trust") is an open-end management investment company offering insurance company separate accounts a selection of investment vehicles for variable annuity and variable life insurance contracts (the "Contracts"). Currently the Trust offers shares of beneficial interest of 12 separate mutual fund series (individually or collectively hereinafter referred to as a "Series" or the "Series"), six of which are offered pursuant to this
Prospectus:

-- MFS EMERGING GROWTH SERIES (the "Emerging Growth Series"), which seeks to provide long-term growth of capital;

-- MFS RESEARCH SERIES (the "Research Series"), which seeks to provide long-term growth of capital and future income;

-- MFS TOTAL RETURN SERIES (the "Total Return Series"), which seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income;

-- MFS UTILITIES SERIES (the "Utilities Series"), which seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities);

-- MFS WORLD GOVERNMENTS SERIES (the "World Governments Series"), which seeks not only preservation but also growth of capital, together with moderate current income; and

-- MFS BOND SERIES (the "Bond Series"), which seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk, and secondarily to protect shareholders' capital.
                              -------------------

THE EMERGING GROWTH SERIES AND THE RESEARCH SERIES ARE INTENDED FOR INVESTORS WHO UNDERSTAND AND ARE WILLING TO ACCEPT THE RISKS ENTAILED IN SEEKING LONG-TERM GROWTH OF CAPITAL. BECAUSE OF THEIR INVESTMENT POLICIES PERMITTING INVESTMENT IN FOREIGN SECURITIES, INVESTMENTS IN EACH SERIES MAY BE SUBJECT TO A GREATER DEGREE OF RISK THAN INVESTMENTS IN OTHER INVESTMENT COMPANIES WHICH INVEST ENTIRELY IN DOMESTIC SECURITIES.
                              -------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION  OR ANY  STATE SECURITIES  COMMISSION NOR  HAS  THE
     SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
       PASSED  UPON  THE ACCURACY  OR ADEQUACY  OF THIS  PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                              -------------------

SHARES OF THE TRUST ARE AVAILABLE AND ARE BEING MARKETED AS A POOLED FUNDING VEHICLE FOR LIFE INSURANCE COMPANIES WRITING ALL TYPES OF CONTRACTS.

This Prospectus sets forth concisely the information about each Series that a prospective investor should know before applying for the Contracts offered by the separate accounts of certain insurance companies ("Participating Insurance Companies"). Investors are advised to read this Prospectus and the applicable Contract prospectus carefully and retain them for future reference. If you require more detailed information, a Statement of Additional Information dated May 1, 1997, as amended or supplemented from time to time (the "SAI"), is available upon request without charge and may be obtained by calling or by writing to the Shareholder Servicing Agent (see back cover for address and phone number). The SAI, which is incorporated by reference into this Prospectus, has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Series. This Prospectus is available on the Adviser's Internet World Wide Web site at http://www.mfs.com.

   INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                       ---
  1.  Expense Summary................................................................................   3
  2.  Investment Concept of the Trust................................................................   3
  3.  Condensed Financial Information................................................................   5
  4.  Investment Objectives and Policies.............................................................  11
      MFS Emerging Growth Series.....................................................................  11
      MFS Research Series............................................................................  11
      MFS Total Return Series........................................................................  12
      MFS Utilities Series...........................................................................  12
      MFS World Governments Series...................................................................  14
      MFS Bond Series................................................................................  15
  5.  Investment Techniques..........................................................................  15
  6.  Additional Risk Factors........................................................................  21
  7.  Management of the Series.......................................................................  24
  8.  Information Concerning Shares of Each Series...................................................  27
      Purchases and Redemptions......................................................................  27
      Net Asset Value................................................................................  27
      Distributions..................................................................................  27
      Tax Status.....................................................................................  27
      Description of Shares, Voting Rights and Liabilities...........................................  28
      Performance Information........................................................................  28
      Expenses.......................................................................................  29
      Shareholder Communications.....................................................................  29
  Appendix A -- Description of Bond Ratings..........................................................  A-1
  Appendix B -- Principal Sectors of the Utilities Industry..........................................  B-1
  Appendix C -- Portfolio Composition Charts.........................................................  C-1

1.  EXPENSE SUMMARY

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

                                                                MFS
                                                              EMERGING     MFS
                                                               GROWTH    RESEARCH
                                                               SERIES     SERIES
                                                              --------   --------
Management Fee..............................................  0.75%      0.75%
Other Expenses (after expense limitation)(1)(2).............  0.25%      0.25%
                                                              --------   --------
Total Operating Expenses (after expense limitation)(2)......  1.00%      1.00%


                                                                MFS
                                                               TOTAL       MFS
                                                               RETURN    UTILITIES
                                                               SERIES     SERIES
                                                              --------   --------
Management Fee..............................................  0.75%      0.75%
Other Expenses (after expense limitation)(1)(2).............  0.25%      0.25%
                                                              --------   --------
Total Operating Expenses (after expense limitation)(2)......  1.00%      1.00%

                                                                           MFS
                                                                          WORLD
                                                              MFS BOND   GOVERNMENTS
                                                               SERIES     SERIES
                                                              --------   --------
Management Fee..............................................  0.60%      0.75%
Other Expenses (after expense limitation)(1)(2).............  0.40%      0.25%
                                                              --------   --------
Total Operating Expenses (after expense limitation)(2)......  1.00%      1.00%

------------------------
(1)        Each  Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by  the  Series  with its  custodian  and  dividend disbursing  agent,  and  may enter  into  other  such arrangements  and  directed  brokerage arrangements  (which  would also  have  the  effect of  reducing  the Series'
           expenses). Any such fee reductions are not reflected under "Other Expenses."
(2)        The Adviser has agreed to bear expenses for each Series, subject to reimbursement by each Series, such that each
           Series' "Other Expenses" shall not exceed the following percentages of the average daily net assets of the Series during the current fiscal year: 0.40% for the Bond Series, and 0.25% for each remaining Series. See "Information
           Concerning Shares of Each Series--Expenses." Otherwise, "Other Expenses" and "Total Operating Expenses" for each
           Series would be:

                                                                      "TOTAL OPERATING
                                             "OTHER EXPENSES"             EXPENSES"
                                                  WITHOUT                  WITHOUT
SERIES                                      EXPENSE LIMITATION       EXPENSE LIMITATION
-----------------------------------------  ---------------------  -------------------------
Emerging Growth..........................             0.41%                    1.16%
Research.................................             0.73%                    1.48%
Total Return.............................             1.35%                    2.10%
Utilities................................             2.00%                    2.75%
World Governments........................             1.28%                    2.03%
Bond.....................................             8.85%                    9.45%

    The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of the Series will bear directly or indirectly. The Series' annual operating expenses do not reflect expenses imposed by separate accounts of Participating Insurance Companies through which an investment in a Series is made or their related Contracts. A separate account's expenses are disclosed in the prospectus through which the Contract relating to that separate account is offered for sale.

2.  INVESTMENT CONCEPT OF THE TRUST

    The Trust is an open-end, registered management investment company comprised of the following twelve series: Emerging Growth Series, Value Series, Research Series, Growth With Income Series, Total Return Series, Utilities Series, High Income Series, World Governments Series, Strategic Fixed Income Series, Bond Series, Limited Maturity Series and Money Market Series. Each Series is a segregated, separately managed portfolio of securities. All of the Series, except the Utilities Series, World Governments Series and Strategic Fixed Income Series, are diversified. Additional series may be created from time to time. The Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated February 1, 1994.

    The Trust currently offers shares of each Series to insurance company separate accounts that fund Contracts. Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by a separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to one or more Series, and not all Series may be available in connection with a particular Contract. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations. The Trust assumes no responsibility for such prospectuses.

    Shares of the Series are offered to the separate accounts of Participating Insurance Companies that are affiliated or unaffiliated ("shared funding"). Shares of the Series may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Trust currently does not foresee any such conflict. Nevertheless, the Trust's Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more separate accounts of the Participating Insurance Companies might be required to withdraw its investments in one one or more Series. This might force a Series to sell securities at disadvantageous prices.

    Individual Contract holders are not the "shareholders" of the Trust. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their Contract holders.

    The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and the Series. Massachusetts Financial Services Company, a Delaware corporation ("MFS" or the "Adviser"), is the investment adviser to each Series. A majority of the Trustees of the Trust are not affiliated with the Adviser. The Adviser is responsible for the management of the assets of each Series and the officers of the Trust are responsible for the operations. The Adviser manages the Series' portfolios from day to day in accordance with the investment objectives and policies of each Series. The selection of investments and the way they are managed depend on the conditions and trends in the economy and the financial marketplaces.

3.  CONDENSED FINANCIAL INFORMATION

    The following financial information has been audited since the commencement of investment operations of such Series and should be read in conjunction with the financial statements included in the Series' Annual Reports to Shareholders. These financial statements are incorporated by reference into the SAI in reliance upon the report of the Series' independent auditors given upon their authority as experts in accounting and auditing. The Series' current independent auditors are Deloitte & Touche LLP.

                             EMERGING GROWTH SERIES

                                                                      YEAR ENDED          PERIOD ENDED
                                                                   DECEMBER 31, 1996   DECEMBER 31, 1995*
                                                                   -----------------   ------------------
Per share data (for a share outstanding throughout each period):
Net asset value--beginning of period.............................      $  11.41             $10.00
                                                                       --------             ------
Income from investment operations#--
  Net investment income (loss)Section............................      $  (0.01)            $ 0.01
  Net realized and unrealized gain on investments and foreign
    currency transactions........................................          1.95               1.74
                                                                       --------             ------
    Total from investment operations.............................      $   1.94             $ 1.75
                                                                       --------             ------
Less distributions declared to shareholders--
  From net investment income.....................................      $     --             $(0.01)
  From net realized gain on investments and foreign currency
    transactions.................................................         (0.06)             (0.26)
  In excess of net realized gain on investments and foreign
    currency transactions........................................         (0.05)                --
  Tax return of capital..........................................            --              (0.07)
                                                                       --------             ------
    Total distributions declared to shareholders.................      $  (0.11)            $(0.34)
                                                                       --------             ------
Net asset value--end of period...................................      $  13.24             $11.41
                                                                       --------             ------
                                                                       --------             ------
Total return.....................................................         17.02%             17.41%++
Ratios (to average net assets)/Supplemental dataSection:
  Expenses.......................................................          1.00%              1.00%+
  Net investment income (loss)...................................         (0.08)%             0.10%+
Portfolio turnover...............................................            96%                73%
Average commission rate###.......................................      $ 0.0401                 --
Net assets at end of period (000 omitted)........................      $104,956             $3,869
---------
        * For the period from the commencement of investment operations, July 24, 1995 to December 31, 1995.
        +  Annualized.
       ++  Not annualized.
        #  Per share data is based on average shares outstanding.
      ###  Average commission rate is calculated for Series' with fiscal years beginning on or after September 1, 1995.
  Section  The  Adviser voluntarily agreed to maintain the  expenses of the Series at not  more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

Net investment loss..............................................         $(0.03)           $(0.18)
Ratios (to average net assets):
  Expenses.......................................................           1.16%             2.91%+
  Net investment loss............................................          (0.23)%           (1.78)%+

                                RESEARCH SERIES

                                                                       YEAR ENDED           PERIOD ENDED
                                                                    DECEMBER 31, 1996    DECEMBER 31, 1995*
                                                                   -------------------   ------------------
Per share data (for a share outstanding throughout each period):
Net asset value--beginning of period.............................        $ 10.89               $10.00
                                                                         -------               ------
Income from investment operations#--
  Net investment incomeSection...................................        $  0.06               $ 0.05
  Net realized and unrealized gain on investments and foreign
    currency transactions........................................           2.37                 1.01
                                                                         -------               ------
    Total from investment operations.............................        $  2.43               $ 1.06
                                                                         -------               ------
Less distributions declared to shareholders--
  From net investment income.....................................        $ (0.02)              $(0.03)
  From net realized gain on investments and foreign currency
    transactions.................................................          (0.16)               (0.14)
  In excess of net realized gain on investments and foreign
    currency transactions........................................          (0.01)                  --
                                                                         -------               ------
    Total distributions declared to shareholders.................        $ (0.19)              $(0.17)
                                                                         -------               ------
Net asset value--end of period...................................        $ 13.13               $10.89
                                                                         -------               ------
                                                                         -------               ------
Total return.....................................................          22.33%               10.62%++
Ratios (to average net assets)/Supplemental dataSection:
  Expenses.......................................................           1.00%                1.00%+
  Net investment income..........................................           0.47%                1.15%+
Portfolio turnover...............................................             56%                  28%
Average commission rate###.......................................        $0.0295                   --
Net assets at end of period (000 omitted)........................        $35,710               $2,530

------------------------
        *  For the period from the commencement of investment operations, July 26, 1995 to December 31, 1995.
        +  Annualized.
       ++  Not annualized.
        #  Per share data is based on average shares outstanding.
      ###  Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
  Section  The Adviser voluntarily agreed to maintain  the expenses of the Series at  not more than 1.00% of average  daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

Net investment loss..............................................               --           $(0.08)
Ratios (to average net assets):
  Expenses.......................................................             1.48%            3.90%+
  Net investment loss............................................               --            (1.73)%+

                              TOTAL RETURN SERIES

                                                                       YEAR ENDED           PERIOD ENDED
                                                                    DECEMBER 31, 1996    DECEMBER 31, 1995*
                                                                   -------------------   ------------------
Per share data (for a share outstanding throughout each period):
Net asset value--beginning of period.............................        $ 12.25               $10.00
                                                                         -------               ------
Income from investment operations#--
  Net investment incomeSection...................................        $  0.46               $ 0.41
  Net realized and unrealized gain on investments and foreign
    currency transactions........................................           1.30                 2.32
                                                                         -------               ------
    Total from investment operations.............................        $  1.76               $ 2.73
                                                                         -------               ------
Less distributions declared to shareholders--
  From net investment income.....................................        $ (0.21)              $(0.25)
  From net realized gain on investments and foreign currency
    transactions.................................................          (0.09)               (0.23)
                                                                         -------               ------
    Total distributions declared to shareholders.................        $ (0.30)              $(0.48)
                                                                         -------
Net asset value--end of period...................................        $ 13.71               $12.25
                                                                         -------               ------
                                                                         -------               ------
Total return.....................................................          14.37%               27.34%++
Ratios (to average net assets)/Supplemental dataSection:
  Expenses.......................................................           1.00%                1.00%+
  Net investment income..........................................           3.59%                3.83%+
Portfolio turnover...............................................             76%                  16%
Average commission rate###.......................................        $0.0485                   --
Net assets at end of period (000 omitted)........................        $19,250               $2,797

------------------------
        *  For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.
        +  Annualized.
       ++  Not annualized.
        #  Per share data is based on average shares outstanding.
      ###  Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
  Section  The  Adviser voluntarily agreed to maintain the  expenses of the Series at not  more than 1.00% of average daily net assets. To the extent actual expenses were over  these limitations, the net investment income per share  and the ratios would have been:

Net investment income............................................            $0.32             $0.22
Ratios (to average net assets):
  Expenses.......................................................             2.10%             2.49%+
  Net investment income..........................................             2.49%             2.09%+

                                UTILITIES SERIES

                                                                       YEAR ENDED           PERIOD ENDED
                                                                    DECEMBER 31, 1996    DECEMBER 31, 1995*
                                                                   -------------------   ------------------
Per share data (for a share outstanding throughout each period):
Net asset value--beginning of period.............................        $ 12.57               $10.00
                                                                         -------               ------
Income from investment operations#--
  Net investment incomeSection...................................        $  0.55               $ 0.39
  Net realized and unrealized gain on investments and foreign
    currency transactions........................................           1.78                 3.00
                                                                         -------               ------
    Total from investment operations.............................        $  2.33               $ 3.39
                                                                         -------               ------
Less distributions declared to shareholders--
  From net investment income.....................................        $ (0.35)              $(0.24)
  From net realized gain on investments and foreign currency
    transactions.................................................          (0.88)               (0.58)
  In excess of realized gain on investments and foreign currency
    transactions.................................................          (0.01)                  --
                                                                         -------               ------
    Total distributions declared to shareholders.................        $ (1.24)              $(0.82)
                                                                         -------               ------
Net asset value--end of period...................................        $ 13.66               $12.57
                                                                         -------               ------
                                                                         -------               ------
Total return.....................................................          18.51%               33.94%++
Ratios (to average net assets)/Supplemental dataSection:
  Expenses.......................................................           1.00%                1.00%+
  Net investment income..........................................           4.19%                3.66%+
Portfolio turnover...............................................            121%                  94%
Average commission rate###.......................................        $0.0416                   --
Net assets at end of period (000 omitted)........................        $ 9,572               $2,373

------------------------
        *  For the period from the commencement of investment operations, January 3, 1995 to December 31, 1995.
        +  Annualized.
       ++  Not annualized.
        #  Per share data is based on average shares outstanding.
      ###  Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
  Section  The  Adviser voluntarily agreed to maintain the  expenses of the Series at not  more than 1.00% of average daily net assets. To the extent actual expenses were over  these limitations, the net investment income per share  and the ratios would have been:

Net investment income............................................            $0.32             $0.17
Ratios (to average net assets):
  Expenses.......................................................             2.75%             3.08%+
  Net investment income..........................................             2.44%             1.62%+

                            WORLD GOVERNMENTS SERIES

                                                                       YEAR ENDED            YEAR ENDED          PERIOD ENDED
                                                                    DECEMBER 31, 1996    DECEMBER 31, 1995    DECEMBER 31, 1994*
                                                                   -------------------   ------------------   ------------------
Per share data (for a share outstanding throughout each period):
Net asset value--beginning of period.............................        $ 10.17               $ 9.82               $10.00
                                                                         -------               ------               ------
Income from investment operations#--
  Net investment incomeSection...................................        $  0.60               $ 0.63               $ 0.17
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions................................          (0.19)                0.78                (0.09)
                                                                         -------               ------               ------
    Total from investment operations.............................        $  0.41               $ 1.41               $ 0.08
                                                                         -------               ------               ------
Less distributions declared to shareholders--
  From net investment income.....................................        $    --               $(0.42)              $(0.17)
  In excess of net investment income.............................             --                (0.54)               (0.09)
  Tax return of capital..........................................             --                (0.10)                  --
                                                                         -------               ------               ------
    Total distributions declared to shareholders.................        $    --               $(1.06)              $(0.26)
                                                                         -------               ------               ------
Net asset value--end of period...................................        $ 10.58               $10.17               $ 9.82
                                                                         -------               ------               ------
                                                                         -------               ------               ------
Total return.....................................................           4.03%               14.38%                0.79%++
Ratios (to average net assets)/Supplemental dataSection:
  Expenses.......................................................           1.00%                1.00%                1.00%+
  Net investment income..........................................           5.84%                6.05%                4.68%+
Portfolio turnover...............................................            361%                 211%                  62%
Net assets at end of period (000 omitted)........................        $26,023               $7,424               $2,881

------------------------

        *  For the period from the commencement of investment operations, June 14, 1994 to December 31, 1994.
        +  Annualized.
       ++  Not annualized.
        #  Per share data is based on average shares outstanding.
  Section  The  Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual  expenses were over these  limitations, the net investment  income per share and  the ratios would have been:

Net investment income............................................  $0.50    $0.53    $0.16
Ratios (to average net assets):
  Expenses.......................................................   2.03%    1.99%    1.10%+
  Net investment income..........................................   4.81%    5.09%    4.58%+

                                  BOND SERIES

                                                                       YEAR ENDED          PERIOD ENDED
                                                                   DECEMBER 31, 1996    DECEMBER 31, 1995*
                                                                   ------------------   ------------------
Per share data (for a share outstanding throughout each period):
Net asset value--beginning of period.............................        $10.19               $10.00
                                                                         ------               ------
Income from investment operations#--
  Net investment incomeSection...................................        $ 0.58               $ 0.09
  Net realized and unrealized gain (loss) on investments.........         (0.36)                0.21
                                                                         ------               ------
    Total from investment operations.............................        $ 0.22               $ 0.30
                                                                         ------               ------
Less distributions declared to shareholders--
  From net investment income.....................................        $(0.35)              $(0.09)
  From net realized gain on investments..........................            --                (0.02)
                                                                         ------               ------
    Total distributions declared to shareholders.................        $(0.35)              $(0.11)
                                                                         ------               ------
Net asset value--end of period...................................        $10.06               $10.19
                                                                         ------               ------
                                                                         ------               ------
Total return.....................................................          2.09%                3.02%++
Ratios (to average net assets)/Supplemental dataSection:
  Expenses.......................................................          1.00%                1.00%+
  Net investment income..........................................          5.84%                4.89%+
Portfolio turnover...............................................           231%                  55%
Net assets at end of period (000 omitted)........................        $  853               $  228

------------------------
        *  For the period from the commencement of investment operations, October 24, 1995 to December 31, 1995.
        +  Annualized.
       ++  Not annualized.
        #  Per share data is based on average shares outstanding.
  Section  The  Adviser voluntarily agreed to maintain the expenses of the  Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

Net investment loss..............................................        $ (0.26)            $ (0.70)
Ratios (to average net assets):
  Expenses.......................................................           9.45%              43.85%+
  Net investment loss............................................          (2.61)%            (37.96)%+

4.  INVESTMENT OBJECTIVES AND POLICIES

    Each Series has different investment objectives which it pursues through separate investment policies, as described below. The differences in objectives and policies among the Series can be expected to affect the degree of market and financial risk to which each Series is subject and the return of each Series. The investment objectives and policies of each Series may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. Any investment involves risk and there is no assurance that the objectives of any Series will be achieved.

    In addition to the specific investment practices described below, each Series may also engage in certain investment techniques as described under the caption "Investment Techniques" below and in the SAI under the caption "Investment Techniques." The Series' investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

MFS EMERGING GROWTH SERIES -- The Series seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Series' investment objective of long-term growth of capital.

    The Series' policy is to invest primarily (I.E., at least 80% of its assets under normal circumstances) in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises (emerging growth companies). Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, technologies, management and market and other opportunities which are usually necessary to become more widely recognized as growth companies. Emerging growth companies can be of any size, and the Series may invest in larger or more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While the Series will invest primarily in common stocks, the Series may, to a limited extent, seek appreciation in other types of securities such as fixed income securities (which may be unrated), convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. The Series may invest in non-convertible fixed income securities rated lower than "investment grade" (rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Ratings Services ("S&P") or Fitch Investors Service, Inc. ("Fitch")) (commonly known as "junk bonds") or in comparable unrated securities, when, in the opinion of the Adviser, such an investment presents a greater opportunity for appreciation with comparable risk to an investment in "investment grade" securities. Under normal market conditions, the Series will invest not more than 5% of its net assets in these securities. For a description of these ratings, see Appendix A to this Prospectus.

    The nature of investing in emerging growth companies involves greater risk than is customarily associated with investments in more established companies. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent on one-person management. In addition, there may be less research available on many promising small and medium sized emerging growth companies, making it more difficult to find and analyze these companies. The securities of emerging growth companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general. Shares of the Series, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks.

    Consistent with its investment objective and policies described above, the Series may also invest up to 25% (and generally expects to invest not more than 15%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

MFS RESEARCH SERIES -- The Research Series' investment objective is to provide long-term growth of capital and future income.

    The portfolio securities of the Research Series are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The Series' assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Series' investment objective within their assigned industry responsibility.

    The Research Series' policy is to invest a substantial proportion of its assets in equity securities of companies believed to possess better than average prospects for long-term growth. Equity securities in which the Series may invest include the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Series' non-convertible debt investments, if any, may consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P or by Fitch), and, with respect to no more than 10% of the Series' net assets, securities in the lower rated categories (rated Ba or lower by Moody's or BB or lower by S&P or by Fitch) or securities which the Adviser believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see Appendix A to this Prospectus.

    Consistent with its investment objective and policies described above, the Series may also invest up to 20% of its net assets in foreign securities (including emerging market securities) which are not traded on a U.S. exchange.

MFS TOTAL RETURN SERIES -- The Total Return Series' primary investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and its secondary objective is to provide a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Thus, in selecting securities for its portfolio, the Series considers each of these objectives. Under normal market conditions, at least 25% of the Total Return Series' assets will be invested in non-convertible fixed income securities, and at least 40% and no more than 75% of the Series' assets will be invested in equity securities. Equity securities in which the Series may invest include the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets.

    The Series' policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. The Total Return Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Series' non-convertible fixed income investments may consist of both "investment grade" securities
(rated Baa or better by Moody's or BBB or better by S&P or by Fitch) and securities that are unrated or are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P or by Fitch) (commonly known as "junk bonds") including up to 20% of its assets in non-convertible fixed income securities that are in these lower rating categories and comparable unrated securities (see "Additional Risk Factors" below). Generally, most of the Series' long-term non-convertible fixed income investments will consist of "investment grade" securities. See Appendix A to this Prospectus for a description of these ratings.

    The Series may also invest in United States government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, E.G., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, E.G., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, E.G., obligations of the Student Loan Marketing Association (collectively, "U.S. Government Securities"). The term "U.S. Government Securities" also includes interests in trusts or other entities representing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

    Consistent with its investment objective and policies described above, the Series may also invest up to 20% of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

MFS UTILITIES SERIES -- The Utilities Series' investment objective is to seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

    The Utilities Series will seek to achieve its objective by investing, under normal circumstances, at least 65% (but up to 100% at the discretion of the Adviser) of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry. Equity securities in which the Series may invest include the following: common stocks; preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized markets. At least 80% of the non-convertible fixed income securities held by the Series will be rated at the time of investment at least Baa by Moody's or BBB by S&P or by Fitch or will be of comparable quality as determined by the Adviser (see "Additional Risk Factors" below). See Appendix A to this Prospectus for a description of these ratings. The Series may also invest in debt and equity securities of issuers in other industries, as discussed below, although under normal circumstances not more than 35% of the Series' assets will be so invested. In addition, the Series may hold a portion of its assets in cash and money market instruments.

    Companies in the utilities industry include (i) companies engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, water or other sanitary services and
(ii) companies engaged in telecommunications, including telephone, cellular telephones, telegraph, satellite, microwave, cable television and other communications media (but not companies engaged in public broadcasting). The Adviser deems a particular company to be in the utilities industry if, at the time of investment, the Adviser determines that at least 50% of the company's assets or revenues are derived from one or more of those industries. The portion of the Utilities Series' assets invested in a particular type of utility and in equity or debt securities will vary in light of changes in interest rates, market conditions and economic conditions and other factors. For further information on the principal sectors of the utilities industry in which the Series may invest, see Appendix B to this Prospectus.

    Consistent with its investment objective and policies described above, the Series may also invest up to 35% of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange.

    Since the Utilities Series' investments are concentrated in utility securities, the value of the Series' shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. The rates many utility companies may charge their customers are controlled by governmental regulatory commissions which may result in a delay in the utility company passing along increases in costs to its customers. Furthermore, there is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; securing financing for large construction projects during an inflationary period; difficulties of the capital markets in absorbing utility debt and equity securities; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; technological innovations which may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulties in obtaining natural gas for resale or fuel for electric generation at reasonable prices; coping with the general effects of energy conservation, particularly in light of changing policies regarding energy; and special risks associated with the construction and operation of nuclear power generating facilities, including technical factors and costs, and the possibility that federal, state and municipal government authorities may from time to time review existing requirements and impose additional requirements. Certain utility companies, especially gas and telephone utility companies, have in recent years been affected by increased competition, which could adversely affect the profitability of such utility companies. Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise.

    Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the U.S. and, as in the U.S., generally are required to seek government approval for rate increases. In addition, since many foreign utilities use fuel that causes more pollution than those used in the U.S., such utilities may be required to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the U.S.

    The Utilities Series is permitted to invest in securities of issuers that are outside the utilities industry, although under normal circumstances not more than 35% of the Series' assets will be so invested. Such investments may include common stocks, debt securities (including municipal debt securities) and preferred stocks and will be selected to meet the Series' investment objective of both capital growth and current income. These securities may be issued by either U.S. or non-U.S. companies. Some of these issuers may be in industries related to the utilities industry and, therefore, may be subject to similar risks.

    Investments outside the utilities industry may also include U.S. Government Securities, as that term is defined under "Investment Objectives and Policies--MFS Total Return Series" above. When and if available, U.S. Government Securities may be purchased at a discount from face value. However, the Series does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on the securities remain attractive.

MFS WORLD GOVERNMENTS SERIES -- The World Governments Series' investment objective is to seek not only preservation but also growth of capital, together with moderate current income.

    The World Governments Series seeks to achieve its investment objective through a professionally managed, internationally diversified portfolio consisting primarily of debt securities and to a lesser extent equity securities. The Series attempts to provide investors with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the U.S. as well as in other countries where opportunities may be more rewarding. It is believed that diversification of assets on an international basis decreases the degree to which events in any one country, including the U.S., can affect the entire portfolio. Although the percentage of the Series' assets invested in securities issued abroad and denominated in foreign currencies will vary depending on the state of the economies of the principal countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions the Series' portfolio is internationally diversified. However, for temporary defensive reasons or during times of international political or economic uncertainty or turmoil, most or all of the Series' investments may be in the U.S.

    Under normal economic and market conditions, at least 80% of the Series' portfolio is invested in debt securities, such as bonds, debentures, mortgage securities, notes, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.

    Consistent with its investment objective and policies described above, the Series may invest up to 100% (and generally expects to invest not more than 80%) of its net assets in foreign securities (including emerging market securities and Brady Bonds) which are not traded on a U.S. exchange. Although the percentage of the Series' assets invested in foreign securities will vary, at least 65% of the Series' assets will be invested in at least three different countries, one of which may be the U.S., except when the Adviser believes that investing for temporary defensive purposes is appropriate. The Adviser will determine the amount of the World Governments Series' assets to be invested in the U.S. and the amount to be invested abroad. The U.S. assets will be invested in high quality debt securities and the remainder of the assets will be diversified among countries where opportunities for total return are expected to be most attractive. It is currently expected that investments within foreign countries will be primarily in government securities to minimize credit risks. The Series will not invest 25% or more of the value of its assets in the securities of any one foreign government. The portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary.

    The World Governments Series will purchase non-dollar securities denominated in the currency of countries where the interest rate environment as well as the general economic climate provide an opportunity for declining interest rates and currency appreciation. If interest rates decline, such non-dollar securities will appreciate in value. If the currency also appreciates against the dollar, the total investment in such non-dollar securities would be enhanced further. Conversely, a rise in interest rates or decline in currency exchange rates would adversely affect the Series' return. Investments in non-dollar denominated securities are evaluated primarily on the strength of a particular currency against the dollar and on the interest rate climate of that country. Currency is judged on the basis of fundamental economic criteria (E.G., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. In addition to the foregoing, interest rates are evaluated on the basis of differentials or anomalies that may exist between different countries. The Series may hold foreign currency received in connection with investments in foreign securities and in anticipation of purchasing foreign securities. (See "Additional Risk Factors" below.)

    The phrase "preservation of capital" when applied to a domestic investment company is generally understood to imply that the portfolio is invested in very low risk securities and that the major risk is loss of purchasing power through the effects of inflation or major changes in interest rates. However, while the World Governments Series invests in securities which are believed to have minimal credit risk, an error of judgment in selecting a currency or an interest rate environment could result in a loss of capital.

    It is contemplated that the World Governments Series' long-term debt investments will consist primarily of securities which are believed by the Adviser to be of relatively high quality. If after the Series purchases such a security, the quality of the security deteriorates significantly, the security will be sold only if the Adviser believes it is advantageous to do so.

MFS BOND SERIES -- The Bond Series' primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Series' secondary objective is to protect shareholders' capital.

    The Series seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in:

    (1) convertible and non-convertible debt securities and preferred stocks;

    (2) U.S. Government Securities, as defined in "Investment Objectives and Policies--MFS Total Return Series" above; and

    (3) commercial paper, repurchase agreements and cash or cash equivalents (such as certificates of deposit and bankers' acceptances).

    Not more than 20% of the Series' net assets will be invested in convertible and non-convertible securities rated below the four highest grades of S&P, Fitch (AAA, AA, A or BBB) or Moody's (Aaa, Aa, A or Baa) and comparable unrated securities. For a description of these ratings see Appendix A to this Prospectus and Appendix C for a chart showing the Series' holdings of fixed income securities broken down by rating category as of the end of its most recent fiscal year. For a discussion of the risks of investing in these securities see "Additional Risk Factors" below.

    Although the Bond Series may purchase Canadian and other foreign securities, under normal market conditions, it may not invest more than 10% of its assets in non-dollar denominated non-Canadian foreign securities, including emerging market securities and Brady Bonds. The Series may hold foreign currency received in connection with investments in foreign securities or in anticipation of purchasing foreign securities. (See "Investment Techniques" and "Additional Risk Factors" below.)

    The Bond Series may not directly purchase common stocks. However, the Series may retain up to 10% of its total assets in common stocks which were acquired either by conversion of fixed income securities or by the exercise of warrants attached thereto.

5.  INVESTMENT TECHNIQUES

    LENDING OF PORTFOLIO SECURITIES: Each Series may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange (the "Exchange") and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, U.S. Treasury securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 10% of the value of the net assets of the Series making the loans.

    EMERGING MARKET SECURITIES: Consistent with their respective objectives, each Series may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle- income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

    BRADY BONDS: Each Series (except the Research Series) may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    REPURCHASE AGREEMENTS: Each Series may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Series acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Series' right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, each Series has adopted certain procedures intended to minimize risk.

    "WHEN-ISSUED" SECURITIES: Each Series (except the Research Series and the World Governments Series) may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Series at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, a Series does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Series will normally invest in liquid assets.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: Each Series (except the Emerging Growth Series and the Research Series) may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Series sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Series record these transactions as sale and purchase transactions, rather than as borrowing transactions. A Series will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Series contracts to replace substantially similar securities on a future date fails to deliver such securities, the Series may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

    RESTRICTED SECURITIES: Each Series may purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"),  including  those  that  can be  offered  and  sold  to "qualified
institutional  buyers"  under  Rule  144A   under  the  1933  Act  ("Rule   144A
securities"). A determination is made based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to the Series' limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, retains oversight, focusing on factors such as valuation, liquidity and availability of information. Investing in Rule 144A securities could have the effect of decreasing the level of liquidity in a Series to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the Series' portfolio.

    CORPORATE ASSET-BACKED SECURITIES: Each Series (except the Research Series and the World Governments Series) may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

    Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (E.G., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

    Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the
securities   may  contain  elements  of  credit  support  which  fall  into  two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Series will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

    ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Each Series (except the Emerging Growth Series and the Research Series) may invest in zero coupon bonds. The Total Return Series and the Bond Series may also invest in deferred interest bonds and PIK bonds. Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. Each Series will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Series' distribution obligations.

    COLLATERALIZED  MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
Each of the Bond Series, the World Governments Series and the Utilities Series may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by GNMA, the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). Each of these Series may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Series invests, the investment may be subject to a greater or lesser risk of prepayments than other types of mortgage-related securities.

    Each of these Series may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes. For a further description of CMOs, parallel pay CMOs and PAC Bonds and the risks related to transactions therein, see the SAI.

    STRIPPED MORTGAGE-BACKED SECURITIES: Each of the Bond Series and the World Governments Series may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. For a further description of SMBS and the risks related to transactions therein, see the SAI.

    LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS: Each of the Emerging Growth Series and the Total Return Series may invest a portion of its assets in "loan participations" and other direct indebtedness. By purchasing a loan participation, a Series acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. A Series may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by a Series may involve revolving credit facilities or other standby financing commitments which obligate a Series to pay additional cash on a certain date or on demand.

    The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Series may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, see the SAI.

    MORTGAGE PASS-THROUGH SECURITIES: Each of the Total Return Series, the Bond Series and the World Governments Series may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. The Utilities Series may invest in mortgage pass-through securities that are securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. Government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). See the SAI for a further discussion of these securities.

    INDEXED SECURITIES: Each of the Total Return Series, the Bond Series, the Utilities Series and the World Governments Series may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (I.E., principal value) and/or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (I.E., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

    SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, each of the World Governments Series and the Bond Series may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by a Series with another party of cash payments based upon different interest rate indexes, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Series might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

    The World Governments Series and the Bond Series may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

    Swap agreements will tend to shift a Series' investment exposure from one type of investment to another. For example, if a Series agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease a Series' exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Series' investments and its share price and yield.

    Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on a Series' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Series may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.

    Swaps, caps, floors and collars are highly specialized activities which involve certain risks. See the SAI for further information on, and the risks involved in, these activities.

    OPTIONS ON SECURITIES: Each Series (except the Research Series and the Utilities Series) may write (sell) covered put and call options and purchase put and call options on securities. Each of these Series will write options on securities for the purpose of increasing its return and/or to protect the value of its portfolio. In particular, where a Series writes an option that expires unexercised or is closed out by the Series at a profit, it will retain the premium paid for the option which will increase its gross income and will offset in part the reduced value of the portfolio security underlying the option, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the underlying security moves adversely to the Series' position, the option may be exercised and the Series will be required to purchase or sell the underlying security at a disadvantageous price, which may only be partially offset by the amount of the premium. The Series may also write combinations of put and call options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

    By writing a call option on a security, a Series limits its opportunity to profit from any increase in the market value of the underlying security, since the holder will usually exercise the call option when the market value of the underlying security exceeds the exercise price of the call. However, the Series retains the risk of depreciation in value of securities on which it has written call options.

    Each of these Series may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a Series wants to purchase at a later date. In the event that the expected market fluctuations occur, the Series may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Series upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Series.

    In certain instances the Emerging Growth Series may enter into options on Treasury securities that are "reset" options or "adjustable strike" options. These options provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of the option. The SAI contains a further discussion of these investments.

    OPTIONS ON STOCK INDICES: Each of the Emerging Growth Series, the Total Return Series and the Utilities Series may write (sell) covered call and put options and purchase call and put options on stock indices. Each of these Series may write options on stock indices for the purpose of increasing its gross income and to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When a Series writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Series will either close out the option at a profit or allow it to expire unexercised. A Series will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by a Series for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to a Series' option position, the option may be exercised, and the Series will experience a loss which may only be partially offset by the amount of the premium received.

    Each of these Series may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Series' possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

    "YIELD CURVE" OPTIONS: Each of the Total Return Series, the Bond Series and the World Governments Series may enter into options on the yield "spread," or yield differential, between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging (an effort to increase current income) purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. Yield curve options written by a Series will be covered as described in the SAI. The trading of yield curve options is subject to all the risks associated with trading other types of options, as discussed below under "Additional Risk Factors" and in the SAI. In addition, such options present risks of loss even if the yield on one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS: Each of the Total Return Series, the Bond Series, the World Governments Series and the Utilities Series may purchase and sell futures contracts on foreign or domestic fixed income securities or indices of such securities, including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading ("Futures Contracts"). Each of these Series may also purchase and write options on such Futures Contracts ("Options on Futures Contracts"). Each of the Emerging Growth Series and the Total Return Series may purchase and sell Futures Contracts on stock indices, while the Emerging Growth Series, the Total Return Series, the World Governments Series and the Utilities Series may purchase and sell Futures Contracts on foreign currencies or indices of foreign currencies. Each of these Series may also purchase and write Options on such Futures Contracts.

    Such transactions will be entered into for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. Each Series will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although the Adviser believes that use of such Contracts will benefit a Series, if its investment judgment about the general direction of exchange rates or the stock market is incorrect, the Series' overall performance may be poorer than if it had not entered into any such contract and the Series may realize a loss. A Series will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts held by such Series would exceed 50% of the value of its total assets.

    Purchases of Options on Futures Contracts may present less risk in hedging a Series' portfolio than the purchase or sale of the underlying Futures Contracts since the potential loss is limited to the amount of the premium plus related transaction costs, although it may be necessary to exercise the option to realize any profit, which results in the establishment of a futures position. The writing of Options on Futures Contracts, however, does not present less risk than the trading of Futures Contracts and will constitute only a partial hedge, up to the amount of the premium received. In addition, if an option is exercised, a Series may suffer a loss on the transaction.

    Futures Contracts and Options on Futures Contracts that are entered into by a Series will be traded on U.S. and foreign exchanges.

    FORWARD CONTRACTS: Each Series may enter into forward foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). Each of these Series may enter into Forward Contracts for hedging purposes and (except for the Bond Series) for non-hedging purposes (I.E., speculative purposes). By entering into transactions in Forward Contracts for hedging purposes, a Series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, a Series may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, Forward Contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. A Series may choose to, or be required to, receive delivery of the foreign currencies underlying Forward Contracts it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Series may hold such currencies for an indefinite period of time. A Series may also enter into a Forward Contract on one currency to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Each of these Series has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

    OPTIONS ON FOREIGN CURRENCIES: Each Series (except the Research Series) may purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and a Series may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Series' position, it may forfeit the entire amount of the premium paid for the option plus related transaction costs. A Series may also choose to, or be required to, receive delivery of the foreign currencies underlying Options on Foreign Currencies it has entered into. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Series may hold such currencies for an indefinite period of time.

6.  ADDITIONAL RISK FACTORS

    OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although certain Series will enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Series' hedging strategy unsuccessful and could result in losses. Certain Series also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for a Series which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Series may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.

    Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indexes underlying options, Futures Contracts and Options on Futures Contracts traded by the Series will include both domestic and foreign securities.

    LOWER RATED BONDS: Each Series (except the World Governments Series) may invest in fixed income securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

    Each of these Series may also invest in securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch and comparable unrated securities (commonly known as "junk bonds") to the extent described above. See Appendix A to this Prospectus for a description of these ratings. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes and short-term corporate and industry developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates, the market's perception of their credit quality, and the outlook for economic growth). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Series' lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, a Series may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Series' yield despite the actual loss of principal. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities, and judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities. Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to a Series but will be reflected in the net asset value of shares of the Series. See the SAI for more information on lower rated securities.

    FOREIGN SECURITIES: Each Series may invest in dollar-denominated and non-dollar-denominated foreign securities. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Each Series may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. Such Series may also hold foreign currency in anticipation of purchasing foreign securities. See the SAI for further discussion of foreign securities and the holding of foreign currency, as well as the associated risks.

    AMERICAN DEPOSITARY RECEIPTS: Each of the Series may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

    EMERGING MARKET SECURITIES: Each of the Series may invest in emerging markets. In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. These securities may be considered speculative and, while generally offering higher income and the potential for capital appreciation, may present significantly greater risk. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Series is uninvested and no return is earned thereon. The inability of a Series to make intended security purchases due to settlement problems could cause a Series to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Series due to subsequent declines in value of the portfolio securities, a decrease in the level of liquidity in a Series' portfolio, or if a Series has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Series bears the risk that the securities will not be delivered and that the Series' payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic movements.

    Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Series could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Series of any restrictions on investments.

    Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Series.

    NON-DIVERSIFICATION: Each of the World Governments Series and the Utilities Series is "non-diversified," as that term is defined in the Investment Company Act of 1940 ( the "1940 Act"), but intends to qualify as a "regulated investment company" ("RIC") for federal income tax purposes. This means, in general, that although more than 5% of the Series' total assets may be invested in the securities of one issuer (including a foreign government), at the close of each quarter of its taxable year the aggregate amount of such holdings may not exceed 50% of the value of its total assets, and no more than 25% of the value of its total assets may be invested in the securities of a single issuer. To the extent that a non-diversified Series at times may hold the securities of a smaller number of issuers than if it were "diversified" (as defined in the 1940 Act), the Series will at such times be subject to greater risk with respect to its portfolio securities than a fund that invests in a broader range of securities, because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the Series' total return and the net asset value of its shares.
                              -------------------

SHORT-TERM INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES -- During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of each Series may be invested in cash (including foreign currency) or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

PORTFOLIO TRADING

    Each  Series  intends  to  manage  its  portfolio  by  buying  and   selling
securities, as well as holding securities to maturity, to help attain its investment objectives and policies.

    Each Series will engage in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in attaining its investment objectives. In trading portfolio securities, a Series seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. For a description of the strategies which may be used by the Series in trading portfolio securities, see "Portfolio Transactions and Brokerage Commissions" in the SAI. The Total Return Series' portfolio will be managed actively with respect to the Series' fixed income securities and the asset allocations modified as the Adviser deems necessary. Although the Series does not intend to seek short-term profits, fixed income securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. With respect to its equity securities, the Total Return Series does not intend to trade in securities for short-term profits and anticipates that portfolio securities ordinarily will be held for one year or longer. However, the Series will effect trades whenever it believes that changes in its portfolio securities are appropriate.

    Because each of the Utilities Series, the World Governments Series and the Bond Series is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Series and the realized capital gains and losses of the Series may be greater than that of a fund with a lesser portfolio turnover rate.

    The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees of the Trust may determine, the Adviser may consider sales of Contracts for which the Trust is an investment option, together with sales of shares of other investment company clients of MFS Fund Distributors, Inc., the distributor of shares of the Trust and of the MFS Family of Funds, as a factor in the selection of broker-dealers to execute each Series' portfolio transactions. From time to time the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Series' operating expenses (E.G., fees charged by the custodian of the Series' assets). For a further discussion of portfolio trading, see the SAI.
                              -------------------

    The SAI includes a discussion of other investment policies and listing of specific investment restrictions which govern the investment policies of each Series. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless indicated otherwise (see the SAI). The Series' investment limitations, policies and rating standards are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.

7.  MANAGEMENT OF THE SERIES

    The  Trust's  Board  of  Trustees,   as  part  of  its  overall   management
responsibility, oversees various organizations responsible for each Series' day-to-day management.

INVESTMENT ADVISER -- MFS manages each Series pursuant to an Investment Advisory Agreement with the Trust on behalf of each Series dated April 14, 1994 (the "Advisory Agreement"). Under the Advisory Agreement, MFS provides the Series with overall investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for each Series. For its services and facilities, MFS receives a management fee, computed and paid monthly, in an amount equal to the following annual rates of the average daily net assets of each Series:

                                                                                                 PERCENTAGE OF THE
                                                                                                 AVERAGE DAILY NET
                                                                                                       ASSETS
SERIES                                                                                             OF EACH SERIES
---------------------------------------------------------------------------------------------  ----------------------
Emerging Growth Series.......................................................................             0.75%
Research Series..............................................................................             0.75%
Total Return Series..........................................................................             0.75%
Utilities Series.............................................................................             0.75%
World Governments Series.....................................................................             0.75%
Bond Series..................................................................................             0.60%

    MFS or its affiliates will pay a fee to Kansas City Life Insurance Company equal, on an annualized basis, to 0.15% of the aggregate net assets of each Series, attributable to Contracts offered by separate accounts of Kansas City Life Insurance Company or their affiliates. Such fees will not be paid by the Series, their shareholders, or by the Contract holders.

    For the fiscal year ended December 31, 1996, MFS received the following management fees from the Series under the Advisory Agreement and assumed the following amounts of the Series' expenses (see "Expenses" below);

                                                                                    MANAGEMENT FEE  EXPENSES ASSUMED
SERIES                                                                               PAID TO MFS         BY MFS
----------------------------------------------------------------------------------  --------------  ----------------
Emerging Growth Series............................................................    $  314,262       $   62,962
Research Series...................................................................        92,348           56,859
Total Return Series...............................................................        60,979           87,721
Utilities Series..................................................................        39,863           91,877
World Governments Series..........................................................       126,898          172,556
Bond Series.......................................................................         2,924           40,829

    The identity and background of the portfolio managers for each Series is set forth below. Unless indicated otherwise, each portfolio manager has acted in that capacity since the commencement of investment operations of each Series.

SERIES                                                           PORTFOLIO MANAGERS
-----------------------------  --------------------------------------------------------------------------------------
Emerging Growth Series         John  W. Ballen, a Senior Vice President of MFS, has been employed by the Adviser as a portfolio manager since  1984. Toni  Y. Shimura,  a Vice  President of  MFS, has  been employed  by  the Adviser  as a  portfolio manager  since 1987.  Ms. Shimura  became a portfolio manager of the Series on November 30, 1995.
Research Series                The Series  is  currently managed  by  a  committee comprised  of  various  investment research analysts.
Total Return Series            David  M. Calabro,  a Vice President  of MFS,  has been employed  by the  Adviser as a portfolio manager since  1992. Mr. Calabro  is the head  of this portfolio  management team  and a manager of the common stock  portion of the Series' portfolio. Geoffrey L.
                               Kurinsky, a  Senior Vice  President of  MFS, has  been employed  by the  Adviser as  a portfolio  manager since 1987. Mr. Kurinsky is the manager of the Series' fixed income securities. Judith N. Lamb, a Vice President of MFS, has been employed by the  Adviser as  a portfolio manager since 1992. Ms. Lamb is the manager of the Series' convertible securities. Lisa B. Nurme, a Vice President  of MFS, has been employed by the  Adviser as  a portfolio manager since 1987. Ms. Nurme is a manager of the common stock portion of the Series'  portfolio. Maura A.  Shaughnessy, a  Vice President of  MFS, has  been employed  by  the Adviser  as a  portfolio manager  since 1991.  Ms. Shaughnessy  is a manager of the common stock portion of the Series' portfolio. Each individual became a portfolio manager of the Series on July 19, 1995.
Utilities Series               Maura A.  Shaughnessy, a  Vice President  of the  Adviser, has  been employed  by  the
                               Adviser as a portfolio manager since 1991.
World Governments Series       Stephen  C. Bryant, a Senior  Vice President of the Adviser,  has been employed by the
                               Adviser as a portfolio manager since 1987.
Bond Series                    Geoffrey L. Kurinsky, a Senior Vice President of the Adviser, has been employed by the
                               Adviser as a portfolio manager since 1987.

    MFS also serves as investment adviser to each of the other funds in the MFS Family of Funds (the "MFS Funds") and to MFS-Registered Trademark- Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Institutional Trust, MFS Union Standard Trust, MFS/ Sun Life Series Trust, and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and its wholly owned subsidiary, MFS Institutional Advisers, Inc., provide investment advice to substantial private clients.

    MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $52.8 billion on behalf of approximately 2.3 million investor accounts as of February 28, 1997. As of such date, the MFS organization managed approximately $28.9 billion of assets invested in equity securities and approximately $19.9 billion of assets invested in fixed income securities.
Approximately $4.0 billion of the assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar-denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald A. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the United States since 1895, establishing a headquarters office here in 1973. The executive officers of MFS report to the Chairman of Sun Life.

    A. Keith Brodkin, the Chairman and a Director of MFS, is the Chairman and President and a Trustee of the Trust. W. Thomas London, Stephen E. Cavan, James
R. Bordewick, Jr., and James O. Yost, all of whom are officers of MFS, are officers of the Trust.

    MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Weschsel-Bank AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

    In certain instances there may be securities which are suitable for a Series' portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as a Series is concerned, in other cases, however, it may produce increased investment opportunities for the Series.

    From time to time, the Adviser may purchase, redeem and exchange shares of any Series. The purchase by the Adviser of shares of a Series may have the effect of lowering that Series' expense ratio, while the redemption by the Adviser of shares of a Series may have the effect of increasing that Series' expense ratio.

    DISTRIBUTOR  --  MFS  Fund  Distributors,  Inc.  ("MFD"),  a  wholly   owned
subsidiary of MFS, is the distributor of shares of each Series and also serves as distributor for certain of the other mutual funds managed by MFS.

    ADMINISTRATOR -- MFS provides the Series with certain administrative services pursuant to a Master Administrative Services Agreement dated March 1, 1997. Under this Agreement, MFS provides the Series with certain financial, legal, compliance, shareholder communications and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets, provided that the administrative fee is not assessed on a Series' assets that exceed $3 billion.

    SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for each Series.

8.  INFORMATION CONCERNING SHARES OF EACH SERIES

PURCHASES AND REDEMPTIONS

    The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each Series based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to Contracts. Orders received by the Trust are effected on days on which the Exchange is open for trading. For orders received by the Trust before the close of regular trading on the Exchange (normally 4 p.m. eastern time), such purchases and redemptions of the shares of each Series are effected at the respective net asset values per share determined as of the close of regular trading on the Exchange on that same day. Participating Insurance Companies shall be the designee of the Trust for receipt of purchase and redemption orders from Contract holders and receipt by such designee shall constitute receipt by the Trust; provided that the Trust receives notice of such order by 9:30 a.m. eastern time on the next following day on which the Exchange is open for trading. Payment for shares shall be by federal funds transmitted by wire and must be received by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the purchase order is received. Redemption proceeds shall be by federal funds transmitted by wire and shall be sent by 2:00 p.m. eastern time on the next following day on which the Exchange is open for trading after the redemption order is received. No fee is charged the shareholders when they redeem Series shares.

    The offering of shares of any Series may be suspended for a period of time and each Series reserves the right to refuse any specific purchase order. Purchase orders may be refused if, in the Adviser's opinion, they are of a size that would disrupt the management of a Series. The Trust may suspend the right of redemption of shares of any Series and may postpone payment for any period:
(i) during which the Exchange is closed other than customary weekend and holiday closings or during which trading on the Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws, rules and regulations, suspend payment on the redemption of its shares.

    Should any conflict between Contract holders arise which would require that a substantial amount of net assets be withdrawn from any Series, orderly portfolio management could be disrupted to the potential detriment of such Contract.

NET ASSET VALUE

    The net asset value per share of each Series is determined each day during which the Exchange is open for trading. This determination is made once during each such day as of the close of regular trading on the Exchange by deducting the amount of the Series' liabilities from the value of the Series' assets and dividing the difference by the number of shares of the Series outstanding. Values of assets in a Series' portfolio are determined on the basis of their market or other fair value, as described in the SAI. All investments, assets and liabilities are expressed in U.S. dollars based upon current currency exchange rates.

DISTRIBUTIONS

    Substantially all of each Series' net investment income for any calendar year is declared as dividends and paid to its shareholders as dividends on an annual basis. In addition, each Series may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions to its shareholders from short-term capital gains. In determining the net investment income available for distribution, a Series may rely on projections of its anticipated net investment income (which may include short-term capital gains from the sales of securities or other assets, and, if allowed by a Series' investment restrictions, premiums from options written), over a longer term, rather than its actual net investment income for the period.

    Shareholders of any of the Series may elect to receive dividends and capital gain distributions in either cash or additional shares.

TAX STATUS

    Each Series of the Trust is treated as a separate entity for federal income tax purposes. In order to minimize the taxes each Series would otherwise be required to pay, each Series intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("the Code"). Because each Series intends to distribute all of its net investment income and net capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any of the Series will be required to pay entity level federal income or excise taxes.

    Shares of the Series are offered only to the Participating Insurance Companies' separate accounts that fund Contracts. See the applicable Contract prospectus for a discussion of the federal income tax treatment of (1) the separate accounts that purchase and hold Series shares and (2) the holders of the Contracts that are funded through those accounts. In addition to the diversification requirements of Subchapter M of the Code, each Series also intends to diversify its assets as required by Code Section 817(h)(1), and the regulations thereunder. See also "Tax Status" in the SAI.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Each Series currently has one class of shares, entitled Shares of Beneficial Interest (without par value). The Trust has reserved the right to create and issue additional classes and series of shares, in which case each class of shares of a series would participate equally in the earnings, dividends and assets attributable to that class of that particular series. Shareholders are entitled to one vote for each share held, and shares of each Series are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions with respect to that Series, but shares of all Series vote together in the election of Trustees and selection of accountants. Additionally, each Series will vote separately on any other matter that affects solely that Series, but will otherwise vote together with all other Series on all other matters. The Trust does not intend to hold annual shareholder meetings. The Declaration of Trust provides that a Trustee may be removed from office in certain instances. See "Description of Shares, Voting Rights and Liabilities" in the SAI.

    Each share of a Series represents an equal proportionate interest in the Series with each share, subject to the liabilities of the particular Series. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable. Should a Series be liquidated, shareholders are entitled to share PRO RATA in the net assets available for distribution to shareholders. Shares will remain on deposit with the Shareholder Servicing Agent and certificates will not be issued.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (E.G., fidelity bonding and omission insurance) and the Trust itself was unable to meet its obligations.

    United of Omaha Life Insurance Company, Omaha, NE, owns 50.75% of the Research Series' shares and 33.02% of the World Governments Series' shares, and, therefore, controls such Series; CG Variable Annuity--Separate Account II, Hartford, CT, owns 44.85% of the Total Return Series and 29.08% of the Utilities Series' shares, and, therefore, controls such Series; Ameritas Life Insurance Company--Separate Account VA-2 (Annuity), Lincoln, NE, owns 56.16% of the Utilities Series' shares, and, therefore, controls the Series; Century Life of America--Century Variable Annuity Account, Waverly, IA, owns 45.82% of the World Governments Series' shares, and, therefore, controls the Series; and Kansas City Life Insurance Company--Variable Annuity, Kansas City, MO, owns 70.43% of the Bond Series' shares, and, therefore, controls the Series.

PERFORMANCE INFORMATION

    Each Series' performance may be quoted in advertising in terms of yield and total return. Performance is based on historical results and is not intended to indicate future performance. Performance quoted for a Series includes the effect of deducting that Series' expenses, but may not include charges and expenses attributable to any particular insurance product. Excluding these charges from quotations of a Series' performance has the effect of increasing the performance quoted. Performance for a Series will vary based on, among other things, changes in market conditions, the level of interest rates and the level of the Series' expenses. For further information about the Series' performance for the fiscal year ended December 31, 1996, please see the Series' Annual Reports. A copy of these Annual Reports may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

    From time to time, quotations of a Series' total return and yield may be included in advertisements, sales literature or reports to shareholders or prospective investors. The total return of a Series refers to return assuming an investment has been held in the Series for one year and for the life of the Series (the ending date of which will be stated). The total return quotations may be expressed in terms of average annual or cumulative rates of return for all periods quoted. Average annual total return refers to the average annual compound rate of return of an investment in a Series. Cumulative total return represents the cumulative change in value of an investment in a Series. Both will assume that all dividends and capital gains distributions were reinvested. The yield of a Series refers to net investment income generated by a Series over a specified 30-day (or one month) period. This income is then "annualized." That is, the amount of income generated by the Series during that 30-day (or one month) period is assumed to be generated over a 12-month period and is shown as a percentage of net asset value.

EXPENSES

    The Trust pays the compensation of the Trustees who are not officers of MFS and all expenses of each Series (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to each Series; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of each Series; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of Investors Bank & Trust Company, the Trust's Custodian, for all services to each Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of each Series; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of each Series and the preparation, printing and mailing of prospectuses are borne by each Series except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific Series are allocated between the Series in a manner believed by management of the Trust to be fair and equitable.

    Subject to termination or revision at the sole discretion of MFS, MFS has agreed to bear expenses of each of the Series such that the respective Series' "Other Expenses," which are defined to include all expenses of the Series except for management fees, do not exceed the following percentages of the average daily net assets of the Series (the "Maximum Percentage"): 0.40% for the Bond Series and 0.25% for each remaining Series. The obligation of MFS to bear these expenses for a Series terminates on the last day of the Series' fiscal year in which its "Other Expenses" are less than or equal to the Maximum Percentage. The payments made by MFS on behalf of each Series under this arrangement are subject to reimbursement by the Series to MFS, which will be accomplished by the payment of an expense reimbursement fee by the Series to MFS computed and paid monthly at a percentage of the Series' average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the Series' "Other Expenses" will not exceed the Maximum Percentage. This expense reimbursement by each Series to MFS terminates on the earlier of the date on which payments made by the Series equal the prior payment of such reimbursable expenses by MFS or December 31, 2004.

SHAREHOLDER COMMUNICATIONS

    Owners of Contracts issued by Participating Insurance Companies for which shares of one or more Series are the investment vehicle will receive from the Participating Insurance Companies semi-annual financial statements and audited year-end financial statements certified by the Trust's independent certified public accountants. Each report will show the investments owned by the Trust and the valuations thereof as determined by the Trustees and will provide other information about the Trust and its operations.

    Participating Insurance Companies with inquiries regarding the Trust may call the Trust's Shareholder Servicing Agent. (See back cover for address and phone number.)

                              -------------------

    The SAI for the Trust, dated May 1, 1997, as amended or supplemented from time to time, contains more detailed information about each of the Series, including information related to: (i) the investment policies and restrictions of each Series; (ii) the Trustees, officers and investment adviser of the Trust;
(iii) portfolio transactions; (iv) the shares of each Series, including rights and liabilities of shareholders; (v) the method used to calculate yield and total rate of return quotations of each Series; (vi) the determination of net asset value of shares of each Series; and (vii) certain voting rights of shareholders of each Series.

                                                                      APPENDIX A

                          DESCRIPTION OF BOND RATINGS

The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                        MOODY'S INVESTORS SERVICE, INC.

    AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    BAA: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

    Should no rating be assigned, the reason may be one of the following:

    1.  an application for rating was not received or accepted;

    2. the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;

    3.  there is a lack of essential data pertaining to the issue or issuer; or

    4. the issue was privately placed, in which case the rating is not published in Moody's publications.

    Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                       STANDARD & POOR'S RATINGS SERVICES

    AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

    A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

    BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

    B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

    CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

    CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

    C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI: The rating CI is reserved for income bonds on which no interest is being paid.

    D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

A-1 AND P-1 COMMERCIAL PAPER RATINGS

Description of S&P, Fitch and Moody's highest commercial paper ratings:

    The rating "A" is the highest commercial paper rating assigned by S&P and Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

    The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

                         FITCH INVESTORS SERVICE, INC.

    AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and prepay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

    A: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

    B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

    C: Bonds are in imminent default in payment of interest of principal.

    PLUS(+) MINUS(-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rated category. Plus and minus signs, however, are not used in the 'AAA' category.

    NR: indicates that Fitch does not rate the specific issue.

    CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

    SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

    WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

    FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated a "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be lowered. FitchAlert is relatively short-term and should be resolved within 12 months.
                        DUFF & PHELPS CREDIT RATING CO.

    AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA: Bonds considered to be investment grade and or very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'D-1+'.

    A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business, and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

    B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

    CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

    PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the 'AAA' category.

    NR: Indicates that Duff & Phelps does not rate the specific issue.

                        DUFF & PHELPS SHORT-TERM RATINGS

    D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operation factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

    D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

    D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    D-3: Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

    D-4: Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

    D-5: Issuer failed to meet scheduled principal and/or interest payments.

                                                                      APPENDIX B

                  PRINCIPAL SECTORS OF THE UTILITIES INDUSTRY

The principal sectors of the utility industry in which the Utilities Series may invest are discussed below.

ELECTRIC -- The electric utility industry consists of companies that are engaged principally in the generation, transmission and sale of electric energy, although many also provide other energy-related services. Domestic electric utility companies, in general, recently have been favorably affected by lower fuel and financing costs and the full or near completion of major construction programs. In addition, many of these companies recently have generated cash flows in excess of current operating expenses and construction expenditures, permitting some degree of diversification into unregulated businesses. Some electric utilities have also taken advantage of the right to sell power outside of their traditional geographic areas. Electric utility companies historically have been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, costs associated with compliance with environmental and safety regulations and changes in the regulatory climate.

    In the U.S., the construction and operation of nuclear power facilities is subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for the de-commissioning of such plants.

TELECOMMUNICATIONS -- The telephone industry is large and highly concentrated. Companies that distribute telephone services and provide access to the telephone networks comprise the greatest portion of this segment. Telephone companies in the U.S. are still experiencing the effects of the breakup of American Telephone & Telegraph Company, which occurred in 1984. Since 1984, companies engaged in telephone communication services have expanded their non-regulated activities into other businesses, including cellular telephone services, data processing, equipment retailing, computer software and hardware services, and financial services. This expansion has provided significant opportunities for certain telephone companies to increase their earnings and dividends at faster rates than had been allowed in traditionally regulated businesses. Increasing competition, technological innovations and other structural changes, however, could adversely affect the profitability of such utilities.

GAS -- Gas transmission companies and gas distribution companies are also undergoing significant changes. In the U.S., interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In the opinion of the Adviser, however, environmental considerations could improve the gas industry outlook in the future. For example, natural gas is the cleanest of the hydrocarbon fuels, and this may result in incremental shifts in fuel consumption toward natural gas and away from oil and coal.

WATER -- Water supply utilities are companies that collect, purify, distribute and sell water. In the U.S. and around the world, the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth.

                              -------------------

    There can be no assurance that the positive developments noted above, including those relating to changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

                                                                      APPENDIX C

                                MFS BOND SERIES
                          PORTFOLIO COMPOSITION CHART
                    FOR FISCAL YEAR ENDED DECEMBER 31, 1996

The table below shows the percentages of the Series' assets at December 31, 1996 invested in bonds assigned to the various rating categories by S&P, Moody's (provided only for bonds not rated by S&P), Fitch (provided only for bonds not rated by S&P or Moody's) and Duff & Phelps (provided only for bonds not rated by S&P, Moody's or Fitch) and in unrated bonds determined by MFS to be of comparable quality. For split rated bonds, the higher of the S&P or Moody's rating is used. When neither an S&P or Moody's rating is available, secondary sources are selected in the following order: Fitch and Duff & Phelps.

              COMPILED
RATING         RATINGS      TOTAL
-----------  -----------  ----------
AAA/Aaa           31.50       31.50
AA/Aa              1.69        1.69
A/A                7.61        7.61
BBB/Baa           28.46       28.46
BB/Ba             14.35       14.35
B/B                1.28        1.28
CCC/Caa
CC/Ca
C/C
Default
                  -----       -----
    TOTAL         84.89       84.89

The chart does not necessarily indicate what the composition of the Series' portfolio will be in subsequent years. Rather, the Series' investment objective, policies and restrictions indicate the extent to which the Series may purchase securities in the various categories.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-8730

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000
CUSTODIAN
Investors Bank & Trust Company
89 South Street, Boston, MA 02111

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 343-2829, ext. 3500
MAILING ADDRESS:
P.O. Box 1400, Boston, MA 02104-9985
INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

                                     [LOGO]

                MFS-REGISTERED TRADEMARK- EMERGING GROWTH SERIES
                   MFS-REGISTERED TRADEMARK- RESEARCH SERIES
                 MFS-REGISTERED TRADEMARK- TOTAL RETURN SERIES
                   MFS-REGISTERED TRADEMARK- UTILITIES SERIES
               MFS-REGISTERED TRADEMARK- WORLD GOVERNMENTS SERIES
                     MFS-REGISTERED TRADEMARK- BOND SERIES

                     500 Boylston Street, Boston, MA 02116
                      ------------------------------------
                MFS-REGISTERED TRADEMARK- EMERGING GROWTH SERIES

                   MFS-REGISTERED TRADEMARK- RESEARCH SERIES

                        MFS-REGISTERED TRADEMARK- TOTAL
                                 RETURN SERIES

                   MFS-REGISTERED TRADEMARK- UTILITIES SERIES

                        MFS-REGISTERED TRADEMARK- WORLD
                               GOVERNMENTS SERIES

                     MFS-REGISTERED TRADEMARK- BOND SERIES

                                     [LOGO]

                                   PROSPECTUS

                                  MAY 1, 1997

                            ------------------------